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EXHIBIT 10.0     FIRST PLACE FINANCIAL CORP. EMPLOYEE STOCK PURCHASE PLAN


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                           FIRST PLACE FINANCIAL CORP.

                          EMPLOYEE STOCK PURCHASE PLAN


         The following constitute the provisions of the First Place Financial Corp. Employee Stock Purchase Plan, as approved by the Board of Directors of First Place Financial Corp. to be effective on May 1, 2004 (the "Effective Date").


         1. PURPOSE. The purpose of the Plan is to provide employees of the Company and its Subsidiaries with an opportunity to purchase Common Stock of the Company. The Plan is not intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended. An amount of 150,000 shares of common stock in the aggregate have been approved for this purpose.

         2. DEFINITIONS.

            (a) "Administrator" means American Pension Benefits (APB), or any other entity not affiliated with the Company that is designated by the Committee to act as representative agent of Participants in the Plan.

            (b) "Agent" means the broker-dealer selected and employed by the Administrator to purchase and sell shares of Common Stock on behalf of Participants in the Plan.

            (c) "Board" shall mean the Board of Directors of the Company.

            (d) "Code" shall mean the Internal Revenue Code of 1986, of the United States of America, as amended.

            (e) "Committee" shall mean the Compensation Committee of the Board of Directors of the Company.

            (f) "Common Stock" shall mean the common stock of the Company, or any stock into which such Common Stock may be converted.

            (g) "Company" shall mean First Place Financial Corp.

            (h) "Custodian" means American Pension Benefits or any other entity designated by the Committee to act as record keeper and custodian of shares of Common Stock and funds of Participants in the Plan.

            (i) "Effective Date" means the Plan's effective date as specified in the opening sentence of this document.



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            (j)  "Employee"  shall mean anyone whom the Company or a  Subsidiary classifies as an employee for payroll tax purposes and who is scheduled to work for the Company or a Subsidiary at least 20 hours per week and five (5) months in a calendar year.

            (k) "Fair Market Value" shall mean the weighted average of the prices per share paid by the Agent for the purchase of Common Stock for the accounts of Participants on the applicable Purchase Date.

            (l) "Participant" shall mean any Employee who has enrolled in the Plan pursuant to Section 4 below.

            (m) "Payroll Deduction Period" means each calendar month.

            (n) "Plan" shall mean this First Place Financial Corp. Employee Stock Purchase Plan.

            (o) "Purchase Date" means the date of purchase of shares of Common Stock by the Agent for Participants which will be on or about the first business day of each calendar month for the purchase of shares of Common Stock by the Agent for Participants using proceeds from payroll deductions on an after-tax basis from Participant paychecks in the most recent Payroll Deduction Period preceding the Purchase Date.

            (p) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

         3. ELIGIBILITY.

            Each Employee shall be eligible to participate in the Plan beginning with the first Payroll Deduction Period starting after the first day of employment of the Employee.

         4. PARTICIPATION.

            4.1 An Employee who is eligible to participate in the Plan in accordance with the provisions of Article 3 may become a Participant by filing a completed payroll deduction authorization and Plan enrollment form (Exhibit A) with the Administrator. Participation in the Plan will become effective as soon as is administratively feasible after receipt by the Administrator of the completed form. An Employee may authorize payroll deductions at the rate of any whole dollar amount between 1% and 15% of the Employee's gross wage income from the Company or a Subsidiary per Payroll Deduction Period. Contributions will be made by payroll deductions only. All contributions will be held by the Custodian and credited to individual Participant accounts. No interest will be paid with respect to such


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contributions.  A separate  bookkeeping  account  for each  Participant  will be maintained by the Custodian under the Plan and the amount of each Participant's contributions shall be credited to such account. A Participant may not make any additional payments into such account. A Participant may not make payroll deductions or any other contributions for periods after termination of his or her employment by the Company or a Subsidiary, even if he or she is then being paid salary continuation or severance benefits.

            4.2 Under procedures established by the Committee, a Participant may suspend or discontinue participation in the Plan at any time by completing and filing with the Administrator the appropriate forms provided by the Administrator or by following electronic or other procedures prescribed by the Administrator. A Participant who has suspended or discontinued his or her participation shall not be allowed to resume participation until the first Payroll Deduction Period of the next calendar quarter. A Participant may resume, increase or decrease his or her rate of contribution by completing and filing with the Administrator the appropriate forms provided by the Administrator or by following electronic or other procedures prescribed by the Administrator. A Participant's election to suspend or discontinue participation or to resume, increase or decrease contributions will become effective as soon as is administratively feasible after receipt by the Administrator of the completed forms. If a new election regarding the Participant's contributions is not filed with the Administrator, the rate of contribution shall continue at the originally elected rate unless the Administrator determines to change the permissible rate.

            4.3 If a Participant suspends participation, his or her accumulated contributions will remain in the Plan for purchase of shares of Common Stock as specified in Section 5 on the following Purchase Date, but the Participant will not again participate until he or she completes a new payroll deduction authorization (or other contribution authorization as is in effect) and Plan enrollment form. The Administrator may establish rules limiting the frequency with which Participants may suspend and resume contributions under the Plan and may impose a waiting period on Participants wishing to resume suspended contributions, such waiting period shall be no less than that provided in paragraph 4.2 above.

            4.4 No Employee may purchase shares of Common Stock under the Plan whose ownership of Common Stock, as determined in accordance with the provisions of Section 423(b)(3) of the Code, or any successor provision, is five percent or more of the total outstanding shares of Common Stock, or whose purchases of shares of Common Stock under the Plan would cause the Employee's ownership of Common Stock to equal or exceed five percent (5%) of the total outstanding shares of Common Stock, as determined in accordance with the provisions of
Section 423(b)(3) of the Code, or any successor provision.

        5.  PURCHASE OF STOCK.

            On the Purchase Date, a Participant's contributions and any funds in the Participant's account resulting from the payment of a dividend on the shares held therein


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shall be utilized for the purchase by the Agent on behalf of the  Participant of that number of full and fractional shares (to 3 decimal places) of Common Stock which the funds credited to the Participant's account at that time shall purchase at the applicable Fair Market Value after pro rata deduction of costs of purchase, if any. In no event shall funds remain uninvested in Common Stock in any Participant account for more than 30 days.

        6.  PAYMENT AND DELIVERY.

            6.1 Upon the purchase of Common Stock on behalf of the Participant, shares will be credited to an account held by the Custodian for the Participant. At any time after the purchased shares are credited to the Participant's account, the Participant may elect to direct the Administrator to have the Agent sell all or some of the shares credited to the Participant's account, in which case any applicable transaction fees will be charged. If a Participant elects to sell all or some of the shares credited to his or her account, the cash generated by said sale shall be paid over to the Participant, without interest, at the Participant's direction. A Participant may withdraw whole shares held in the Participant's account in the Plan at any time upon notice to the Administrator.

            6.2 If a Participant elects to direct the Administrator to sell all or some of his or her shares, the sales price for the shares will be the price obtained by the Administrator when it sells the shares after deduction of costs of sale, if any.

            6.3 A Participant shall have all voting, dividend, and other shareholder rights with respect to shares purchased and held in his or her account in the Plan. Participants will receive a statement reflecting the status of their Plan accounts on a quarterly or other periodic basis.

        7.  TERMINATION OF EMPLOYMENT.

            7.1 No purchases will be made on behalf of a Participant if the Participant terminated his or her employment with the Company or a Subsidiary before the Purchase Date for the Payroll Deduction Period. A refund of payroll deductions or other sums held in cash will be made to a Participant by reason of the Participant's termination of employment.

            7.2 In the event any Participant terminates employment with the Company or a Subsidiary for any reason (including death or retirement), (a) the Participant's participation in the Plan shall terminate and (b) all accumulated payroll deductions or other sums held in cash shall be paid to the Participant or the Participant's estate.

            7.3 After termination of employment the Participant shall have a period of 60 days in which to direct the Administrator as to the disposition of the Participant's shares of Common Stock and/or account. The Participant may direct the Administrator to (a) sell all or some of the shares credited to his or her account, in which



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any applicable transaction fees will be charged, (b) receive a stock certificate, evidencing all or some of the whole number of shares of Common Stock credited to his or her account or (c) electronically transfer all or some of the whole shares credited to his or her account to a broker designated by the Participant. To the extent that a Participant does not give written direction to the Administrator within the 60 day period after termination of employment, or does not give such direction as to all the shares, the Administrator shall deliver out to the Participant all remaining whole shares in the form of a certificate to the last known address on record with the Administrator. The value of any fractional shares credited to the account will be paid to the Participant in cash. The value of any fractional shares will be determined in accordance with procedures established by the Administrator.

        8.  WITHHOLDING.

            At the time the Participant acquires shares of Common Stock, or at the time Common Stock is disposed of, the Participant must make adequate provision for the Company's withholding of applicable Federal, state, or other tax obligations, if any, which arise upon the acquisition or the disposition of the Common Stock.

        9.  ADMINISTRATION

            The Administrator will have the authority and responsibility for the day-to-day administration of the Plan and the authority and responsibility specifically provided in this Plan. The Administrator will be responsible for addressing all questions of Participants about the Plan and for all communications with Participants regarding the Plan. The Agent will effect all purchases and sales of Common Stock for the accounts of Participants in the Plan.

         10.  TRANSFERABILITY OF SHARES.

              Common Stock acquired under the Plan shall be freely transferable.

         11.  AMENDMENT OR TERMINATION.

              (a) GENERAL RULE. The Committee may at any time and for any reason terminate or amend the Plan.

              (b) UNILATERAL COMPANY RIGHTS. Without stockholder consent and without regard to whether any Participant's rights may be considered to have been "adversely affected," the Company shall be entitled to permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods, and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with operation of the Plan to conform with local law, and establish


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such other limitations or procedures as the Board (or the Committee)  determines in its sole discretion advisable which are consistent with the Plan.

        12. NO ENLARGEMENT OF EMPLOYEE RIGHTS.

            Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the employ of the Company or any Subsidiary or to interfere with the right of the Company or Subsidiary to discharge any Employee at any time.

         13. GOVERNING LAW.

             This Plan shall be governed by Ohio law.

         14. TERM OF PLAN.

             The Plan took effect on the Effective Date, and shall continue in effect for a term of 5 years from the Effective Date, unless sooner terminated under Section 11 hereof.





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                                                                       EXHIBIT A


                           First Place Financial Corp.

                          Employee Stock Purchase Plan

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                                 Enrollment Form


____ Original Application                   Enrollment Date: _____ ____, _____
____ Change of Beneficiary(ies)


1. _____________________________________ hereby elects to participate in the
First Place Financial Corp. Employee Stock Purchase Plan (the "Employee Stock Purchase Plan"), and to purchase shares of common stock of First Place Financial Corp. (the "Company") in accordance with this Enrollment Form, and the Employee Stock Purchase Plan.

2. I hereby subscribe to purchase shares of the Company's common stock (the "Shares") in accordance with the terms of the Employer Stock Purchase Plan and to pay for them through reducing each of my paychecks, on an after-tax basis, by the amount of $______.

3. I have received a copy of the complete "Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan.

4. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse Only):
____________________________________________.

5. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan.

6. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and Shares due me under the Employee Stock Purchase Plan:



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Name:    _______________________________________
         (First)      (Middle)     (Last)

Relationship: __________________________________

Address: ______________________________________

         ______________________________________

Name:    _______________________________________
         (First)      (Middle)     (Last)

Relationship: __________________________________

Address: ______________________________________

         ______________________________________


         I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT IS REVOCABLE, AND CONFIRM THAT THE FOLLOWING INFORMATION IS TRUE AND CORRECT.


Employee's Social
Security Number:                        ___________________________________

Employee's Address:                     ___________________________________

                                        ___________________________________

                                        ___________________________________


Dated: ________________                 ___________________________________
                                        Signature of Employee


                                        ___________________________________
                                        Spouse's Signature
                                        (If beneficiary other than spouse)